PARTNERS

ROBERTSON STEPHENS MUTUAL FUNDS
The Partners Fund
Third Quarter Report
September 30, 1995

[Graphic]

THE PARTNERS FUND THIRD QUARTER RESULTS


FUND PHILOSOPHY

The Partners Fund seeks to achieve long-term growth by investing primarily in U.S. securities of small-cap companies using a value methodology. This value methodology combines traditional Graham & Dodd balance sheet analysis with cash flow analysis.

CONTENTS

     1    Fund Highlights
     2    Report to Shareholders
     6    Fund Performance
     7    Portfolio Summary
     8    Schedule of Net Assets
     10   Statement of Net Assets
     11   Statement of Operations
     12   Statement of Changes in Net Assets
     13   Financial Highlights
     14   Notes to Financial Statements
     17   Administration

                                                   ROBERTSON, STEPHENS & COMPANY

FUND HIGHLIGHTS

WE ARE CO-INVESTORS
Partners and employees of Robertson Stephens invested $2,600,000 alongside public shareholders on July 12, 1995 (inception date).

THE HURDLE IS HIGH
Purchase price is an especially critical variable for value investing as it helps define risk parameters.

OUR HEDGE
When appropriate, the Fund will purchase index put options as "insurance" against a significant market decline.

TWO LARGEST POSITIONS
The Fund's two largest positions are MAXXAM and Catellus Development.

ENERGY OPPORTUNITIES
The Canadian energy sector is a great hunting ground for value investors.

LOOKING FOR BARGAINS
We spend a lot of time on the discovery process.

THE PARTNERS FUND THIRD QUARTER RESULTS

FUND MANAGER
[Photo]

Andrew P. Pilara, Jr.
Portfolio Manager
The Robertson Stephens Partners Fund


DEAR SHAREHOLDER:

This is our first quarterly letter and we therefore want to welcome our new investors. The Fund opened for investment on July 12, 1995, when the partners and employees of Robertson, Stephens & Company invested $2,600,000 alongside public shareholders. The Partners Fund is the newest and smallest fund in The Robertson Stephens family of mutual funds.

From inception to date, net asset value increased 1.90%. Although we report to you quarterly, our focus is long-term capital growth. We grade our performance on a three year time horizon. We ask for your patience as we "navigate the course".

INVESTMENT PROCESS

The following are the tenets of our investment process:

-    Perform fundamental research focusing on business analysis;

-    Observe how management allocates capital;

ROBERTSON, STEPHENS & COMPANY


-    Strive to understand the unit economics of the business;

-    Key on the cash flow rate of return on capital employed;

-    Discern the sources and uses of cash;

-    Consider how management is compensated; and

-    Ask how the stock market is pricing the entire company.

We believe that investors' success is in direct proportion to the degree to which they understand the investment.

PURCHASE PRICE DISCIPLINE
The Fund is (as of October 23, 1995) 38% invested. We know this is troubling to some investors and advisors who want their mutual funds to be fully invested immediately. We ask for your patience as we build the invested position. We spend a lot of time on the discovery process (looking for bargains). We also want to stay disciplined on purchase price. Purchase price is an especially critical variable for value investors as it helps define risk parameters. We never want to go into an investment counting on making a good sale. We want the purchase price to be so good that even with a mediocre sale we will hit our return objective.

PORTFOLIO INSURANCE
A unique feature of the Fund is our use of index puts. There will be times when we think it is appropriate to purchase index puts to hedge our portfolio against a significant market decline. We will invest a small percentage of the Funds' assets when purchasing our portfolio "insurance". Like most insurance premiums, it is expensive when you don't need it. We have $26,290 invested in Standard and Poor's 500 Index puts that expire December 15, 1995, our estimate of the investment required to hedge our invested position against a significant market decline (10% or greater).

LARGEST POSITIONS -- MAXXAM
Our two largest positions are MAXXAM and Catellus Development. MAXXAM through its subsidiaries, is doing business in aluminum (Kaiser Aluminum), forest products (Pacific Lumber), and real estate. We believe aluminum, and in particular alumina (the intermediate raw material used in the production of ingot), have excellent long-term supply/demand fundamentals. In the following table we list our estimate of the current


"We believe that investors' SUCCESS is in direct proportion to the degree to which they UNDERSTAND the investment."

THE PARTNERS FUND THIRD QUARTER RESULTS

ALUMINUM

value of each MAXXAM subsidiary (per MAXXAM share before any capital gains tax):

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kaiser Aluminum                                                 $60.00 per share
Pacific Lumber                                                  $80.00 per share
Real Estate and other (net)                                     $15.00 per share
--------------------------------------------------------------------------------
                                                               $155.00 per share
Parent Company Debt (net)                                      ($1.00) per share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Estimated MAXXAM Value                                   $154.00 per share
--------------------------------------------------------------------------------

MAXXAM is now selling for less than its current Kaiser Aluminum subsidiary value. It is selling for less than one times its portion of Kaiser Aluminum's estimated peak of cycle operating cash flow.

CATELLUS DEVELOPMENT
Catellus Development owns, develops and manages industrial and commercial properties primarily in California (80% of current value). At the end of the year, in a lengthy process, the company evaluates each property and produces a summary current equity value estimate (minus all debt). As of December 31, 1994 the current value estimate was $9.55 per share. New

[Photo]

INVESTMENT MANAGEMENT

G. Randy Hecht
President
Robertson Stephens Investment Trust


INVESTMENT TEAM
TRADING
Catherine O'Neill
Christopher Beagle

ADMINISTRATION
Laura Steigerwalt

                                                   ROBERTSON, STEPHENS & COMPANY

management (CEO and CFO) appears to be taking steps to realize shareholder value. We believe the company will finally address its uncompetitive cost of capital position by reorganizing and recapitalizing. This is a wonderful asset selling in the market at $.60 on the dollar.

CANADIAN ENERGY
We are also invested in a number of Canadian energy and energy service companies. The Canadian energy sector represents a great hunting ground for value investors: the price of Canadian natural gas is unusually low, the next quarter is going to be particularly weak, and the stocks are selling at cheap valuations.

Canada is an exciting place to drill. You could fit most of the major United States sedimentary basins into the Western Canadian sedimentary basin, and Canada is only one-seventh as explored as the U.S. (on a well density basis). Certain Canadian energy companies can be purchased at valuations significantly lower than their U.S. counterparts.

SHAREHOLDERS COMMUNICATIONS
In future letters we will more specifically discuss our methodology, disciplines, and new investments. We want to deliver quarterly letters that give you the necessary information to increase your understanding of the strategy and methodology of the Fund. We ask ourselves, if our roles were reversed what would we want to hear?

In closing, a quote from a Warren Buffett annual letter: "I cannot promise results to partners, but I can and do promise this: Our investments will be chosen on the basis of value, not popularity. Our patterns of operation will attempt to reduce permanent capital loss (not short term quotational loss) to a minimum."

Thank you for your support and trust. It is our hope that we can build a profitable, long-term relationship.

Sincerely,

/s/ Andrew P. Pilara, Jr.
ANDREW P. PILARA, JR.
Portfolio Manager

THE PARTNERS FUND THIRD QUARTER RESULTS

FUND PERFORMANCE


CUMULATIVE TOTAL RETURNS

                                                    PARTNERS             S&P 500
FOR THE PERIOD ENDED 9/30/95                            FUND            INDEX(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Since inception (7/12/95)(2)                           1.90%               4.88%
--------------------------------------------------------------------------------

(1) The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks comprising the index.

(2) Date that the Fund commenced operations. The Fund's registration statement became effective 7/12/95.

     Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                                                   ROBERTSON, STEPHENS & COMPANY

PORTFOLIO SUMMARY
AS OF SEPTEMBER 30, 1995

[Pie Chart]

Energy Services                      9.3%
Real Estate                          5.4%
Construction/Infrastructure          4.3%
Automobile Parts/Equipment           1.7%
Energy                               7.7%
Aluminum                             9.9%
Puts                                 0.3%
Cash/Other                          61.4%


TOP TEN HOLDINGS

1.
MAXXAM
A large resource company with majority ownership and control of Kaiser Aluminum and Pacific Lumber, plus numerous real estate assets.

2.
CATELLUS DEVELOPMENT
Owns, develops and manages industrial and commercial properties, primarily in California.

3.
VERITAS ENERGY SERVICES, INC.
A geophysical service company which provides land-based seismic acquisition and processing services to the petroleum industry.

4.
KAISER ALUMINUM CORPORATION
Produces alumina, primary aluminum and fabricated aluminum products for domestic and international markets. Kaiser Aluminum is a partially owned subsidiary of MAXXAM.

5.
EASCO, INC.
One of the largest extruders of soft alloy aluminum products for industrial and retail customers in the United States.

6.
ANDERSON EXPLORATION, LTD.
Acquires, explores, and produces oil and gas in western Canada.

7.
ENSIGN RESOURCE SERVICE GROUP, INC.
A Canadian oil and gas drilling, and well servicing company.

8.
WESCAST INDUSTRIES, INC., CLASS A
Manufactures and supplies exhaust manifolds for passenger cars and light trucks in North America.

9.
BELLWETHER EXPLORATION COMPANY
Explores for and develops oil and gas primarily in Texas and Louisiana.

10.
ENSERV CORPORATION
The company provides well servicing, compression equipment, and rental equipment to the petroleum industry.

THE PARTNERS FUND THIRD QUARTER RESULTS

SCHEDULE OF NET ASSETS


SEPTEMBER 30, 1995 (UNAUDITED)                        SHARES             VALUE
------------------------------------------------------------------------------
------------------------------------------------------------------------------

COMMON STOCKS
------------------------------------------------------------------------------
ALUMINUM - 9.9%
Kaiser Aluminum Corporation(1)                        25,000        $  365,625
MAXXAM, Inc.                                           9,300           456,863
------------------------------------------------------------------------------
                                                                       822,488
------------------------------------------------------------------------------

------------------------------------------------------------------------------
AUTOMOBILE PARTS/EQUIPMENT - 1.7%
Wescast Industries, Inc. Class A(1)                   12,500           137,500
------------------------------------------------------------------------------
                                                                       137,500
------------------------------------------------------------------------------

------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 4.3%
Easco, Inc.(1)                                        48,000           360,000
------------------------------------------------------------------------------
                                                                       360,000
------------------------------------------------------------------------------

------------------------------------------------------------------------------
ENERGY - 7.7%
Anderson Exploration, Ltd.                            35,000           328,752
Bellwether Exploration Company                        20,000           121,250
Discovery West Corporation                            28,300            87,378
Nugas, Ltd.                                           50,000            86,303
Olympia Energy, Inc., Class A                         38,000            19,790
------------------------------------------------------------------------------
                                                                       643,473
------------------------------------------------------------------------------

------------------------------------------------------------------------------
ENERGY SERVICES - 9.3%
Enerflex Systems, Ltd.(1)                              5,200            68,670
EnServ Corporation                                    14,000           108,065
Ensign Resource Service Group, Inc.(1)                40,000           167,398
Veritas Energy Services, Inc.                         85,000           430,818
------------------------------------------------------------------------------
                                                                       774,951
------------------------------------------------------------------------------

------------------------------------------------------------------------------
REAL ESTATE - 5.4%
Catellus Development                                  70,000           446,250
------------------------------------------------------------------------------
                                                                       446,250
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL COMMON STOCKS -- 38.3% (Cost: $3,153,964)                      3,184,662
------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


8

                                                   ROBERTSON, STEPHENS & COMPANY


                                                   CONTRACTS             VALUE
------------------------------------------------------------------------------
------------------------------------------------------------------------------

PUT OPTIONS
------------------------------------------------------------------------------
S&P 500 Index Put Options
December 1995    560                                      55        $   24,750
------------------------------------------------------------------------------
TOTAL PUT OPTIONS - 0.3% (Cost: $26,290)                                24,750

------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 38.6% (Cost: $3,180,254)                        3,209,412
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
------------------------------------------------------------------------------
Cash                                                                       516
U.S. Treasury Bills, 5.42%, due 10/5/95                              2,998,227
Repurchase Agreement                                                 2,091,000

     State Street Bank and Trust Company, 5.25%,
     dated 9/29/95, due 10/2/95, maturity value
     $2,091,610 (collateralized by $1,905,000
     par value U.S. Treasury Notes, 7.625%,
     due 11/15/22)
------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 61.3%                              5,089,743

------------------------------------------------------------------------------
------------------------------------------------------------------------------
OTHER ASSETS, NET -- 0.1%                                                6,841
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                          $8,305,996
------------------------------------------------------------------------------


(1)  Income Producing Security.


The accompanying notes are an integral part of these financial statements.

THE PARTNERS FUND THIRD QUARTER RESULTS

STATEMENT OF NET ASSETS


                                                 SEPTEMBER 30, 1995 (UNAUDITED)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------
Investments, at value (Cost: $3,180,254)                            $3,209,412
Cash and cash equivalents                                            5,089,743
Receivable for fund shares subscribed                                   66,036
Receivable from Adviser                                                 43,020
Dividends/interest receivable                                              609
------------------------------------------------------------------------------
TOTAL ASSETS                                                         8,408,820

------------------------------------------------------------------------------
------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------
Payable for investments purchased                                       76,112
Accrued expenses                                                        26,712
------------------------------------------------------------------------------
TOTAL LIABILITIES                                                      102,824

------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $8,305,996
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------
Paid in capital                                                      8,193,598
Accumulated undistributed net investment income                         25,168
Accumulated net realized gain from investments                          64,227
Accumulated net realized (loss) from options                            (6,155)
Net unrealized appreciation on investments                              30,698
Net unrealized (depreciation) on options                                (1,540)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $8,305,996
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
Pricing of Shares:                                                      $10.19
     Net Asset Value, offering and redemption
     price per share (net assets of $8,305,996
     applicable to 815,435 shares of
     beneficial interest outstanding with no par
     value)
------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY

STATEMENT OF OPERATIONS


FOR THE PERIOD 7/12/95
(COMMENCEMENT OF OPERATIONS)
THROUGH 9/30/95 (UNAUDITED)
------------------------------------------------------------------------------
------------------------------------------------------------------------------

INVESTMENT INCOME
------------------------------------------------------------------------------
Interest                                                              $ 69,014
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 69,014

------------------------------------------------------------------------------
------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------
Investment advisory fees                                                18,473
Professional fees                                                       12,925
Registration and filing fees                                             7,889
Custodian and transfer agent fees                                        4,297
Distribution fees                                                        3,695
Shareholder reports                                                      3,113
Trustees' fees and expenses                                              2,513
Other                                                                    1,541
Organizational expenses                                                 32,420
------------------------------------------------------------------------------
                                                                        86,866
Less: Reimbursement from Adviser                                       (43,020)
------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                     43,846

------------------------------------------------------------------------------
------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   25,168
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION)
ON INVESTMENTS AND OPTIONS
------------------------------------------------------------------------------
Net realized gain from investments                                      64,227
Net realized (loss) from options                                        (6,155)
Net change in unrealized appreciation on investments                    30,698
Net change in unrealized (depreciation) on options                      (1,540)
------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS      87,230

------------------------------------------------------------------------------
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $112,398
------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.

THE PARTNERS FUND THIRD QUARTER RESULTS

STATEMENT OF CHANGES IN NET ASSETS


                                                   FOR THE PERIOD FROM 7/12/95
                                                  (COMMENCEMENT OF OPERATIONS)
                                                   THROUGH 9/30/95 (UNAUDITED)
------------------------------------------------------------------------------
------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------
Net investment income                                               $   25,168
Net realized gain from investments                                      64,227
Net realized (loss) from options                                        (6,155)
Net change in unrealized appreciation on
 investments                                                            30,698
Net change in unrealized (depreciation) on options                      (1,540)
------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from
 Operations                                                            112,398

------------------------------------------------------------------------------
------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------
Net investment income                                                       --
Realized gains on investments                                               --
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                         --

------------------------------------------------------------------------------
------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------
Net increase in net assets resulting from capital
 share transactions                                                  8,193,598
------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                                     8,193,598

------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                         8,305,996

------------------------------------------------------------------------------
------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------
Beginning of period                                                          0
End of period                                                       $8,305,996
------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY

FINANCIAL HIGHLIGHTS


                                                   FOR THE PERIOD FROM 7/12/95
FOR A SHARE OUTSTANDING                           (COMMENCEMENT OF OPERATIONS)
THROUGHOUT THE PERIOD:                             THROUGH 9/30/95 (UNAUDITED)
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Net Asset Value, beginning of period                                $    10.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net investment income                                                     0.04
Net realized gain and unrealized appreciation on
 investments                                                              0.15
------------------------------------------------------------------------------
Total Increase in Net Assets Resulting from
 Operations                                                               0.19

------------------------------------------------------------------------------
------------------------------------------------------------------------------
Distributions from net investment income                                    --
Distributions from realized gains on investments                            --
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $    10.19
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL RETURN                                                             1.90%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------
Net Assets, end of period                                           $8,305,996
Ratio of Expenses to Average Net Assets                                  2.88%
Ratio of Net Investment Income to Average Net Assets                     1.66%
Portfolio Turnover Rate                                                    35%
------------------------------------------------------------------------------


Per share data has been determined by using the average number of shares outstanding throughout the period.

Ratios, except for total return and portfolio turnover rate, have been annualized.

If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, the ratio of expenses to average net assets for the period ended September 30, 1995 would have been 5.71%, and the ratio of net investment (loss) to average net assets would have been (1.17)%


The accompanying notes are an integral part of these financial statements.

THE PARTNERS FUND THIRD QUARTER RESULTS

NOTES TO FINANCIAL STATEMENTS

The Robertson Stephens Partners Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, open-end management investment company. The Fund became effective to offer shares to the public on July 12, 1995. The Trust offers nine series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value+Growth Fund, The Robertson Stephens Contrarian Fund, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Robertson Stephens Information Age Fund (effective November 15, 1995), The Robertson Stephens Global Natural Resources Fund (effective November 15, 1995), and The Robertson Stephens Global Low-Priced Stock Fund (effective November 15, 1995). The assets for each series are segregated and accounted for separately.

NOTE 1  SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles.

A.   INVESTMENT VALUATIONS:

Marketable equity securities including options and foreign securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Foreign securities prices are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when the Fund's net asset value is next determined. At September 30, 1995, 100% of the Fund's long positions were valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use all available resources including quotations from market makers and fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which would have a significant impact on the value of a security. At September 30, 1995, 0% of the Fund's long positions were valued using these guidelines and procedures.

B.   REPURCHASE AGREEMENTS

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

C.   FEDERAL INCOME TAXES:

The Fund has made no provision for federal taxes for the quarter ended
September 30, 1995, as it does not expect to incur any federal income tax for the year. The Fund expects to comply with requirements of the Internal Revenue Code for qualifying as a regulated investment company so as not to be subject to federal income tax.

D.   SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date the securities are purchased and sold (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

E.   FOREIGN CURRENCY TRANSLATION:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign

                                                   ROBERTSON, STEPHENS & COMPANY

currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F.   INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

G.   CAPITAL ACCOUNTS:

The Fund follows the provisions of the AICPA's Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" ("SOP"). The purpose of this SOP is to report undistributed net investment income and accumulated net realized gain (loss) accounts in such a manner as to approximate amounts available for future distributions to shareholders, if any.

NOTE 2  CAPITAL SHARES:

A.   TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactionsin capital shares for the period from July 12, 1995 (Commencement of Operations) through September 30, 1995 was as follows:

7/12/95 -- 9/30/95                                    SHARES            AMOUNT
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Shares sold                                          908,105        $9,132,768
Shares reinvested                                         --                --
------------------------------------------------------------------------------
                                                     908,105         9,132,768

------------------------------------------------------------------------------
Shares redeemed                                      (92,670)         (939,170)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net increase                                         815,435        $8,193,598
------------------------------------------------------------------------------



NOTE 3    TRANSACTIONS WITH AFFILIATES:

A.   ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually by the Fund's Board of Trustees, the Fund pays Robertson, Stephens Investment Management, L.P. ("RSIM"), of which Robertson, Stephens & Company, L.P. ("RS & Co."), the Fund's Distributor, is the sole Limited Partner, an investment advisory fee calculated at an annual rate of 1.25% of the average daily net assets of the Fund. For the period from July 12, 1995 (Commencement of Operations) through September 30, 1995, the Fund incurred investment advisory fees of $18,473. RSIM has agreed to reimburse the Fund for any annual operating expenses, including investment advisory fees but excluding distribution fees, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale.

B.   AFFILIATED PERSONS:

Certain officers and Trustees of the Fund are also Members and/or officers of Robertson, Stephens & Company Group, L.L.C. ("RS Group"), the parent of
RS & Co., the Fund's Distributor and RSIM, the Fund's Adviser. G. Randy Hecht, President, Chief Executive Officer and a Trustee of the Fund, is also a Director of RSIM, a Member of RS Group, and Chief Operating Officer of RS & Co. Terry R. Otton, Chief Financial Officer of the Fund, is a Member of RS Group and Chief Financial Officer of RS & Co. John P. Rohal, a Trustee of the Fund, is a Member of RS Group and Director of Research for RS & Co. Andrew P. Pilara, Jr., Portfolio Manager, is a Member of RS Group. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

C.   COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation

THE PARTNERS FUND THIRD QUARTER RESULTS

NOTES TO FINANCIAL STATEMENTS


and reimbursement of expenses of $2,513 for the period from July 12, 1995 (Commencement of Operations) through September 30, 1995.

D.   DISTRIBUTION FEES:

The Fund has entered into an agreement with RS & Co. for distribution services and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, which is approved annually by the Fund's Board of Trustees. Under the Plan, RS & Co. is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of the Fund's shares. The distribution fee is calculated at an annual rate of 0.25% of the average daily net assets of the Fund. For the period from July 12, 1995 (Commencement of Operations) through September 30, 1995, the Fund incurred distribution fees of $3,695.

E.   BROKERAGE COMMISSIONS:

RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the period from July 12, 1995 (Commencement of Operations) through September 30, 1995, the Fund paid brokerage commissions of $0 to RS & Co.

NOTE 4    INVESTMENTS:

A.   PORTFOLIO TURNOVER RATE:

The portfolio turnover rate, which is calculated based on the lesser of the cost of investments purchased or the proceeds from investments sold (excluding short-term investments), measured as a percentage of the Fund's average monthly investment portfolio for the period from July 12, 1995 (Commencement of Operations) through September 30, 1995, was 35%.

B.   TAX BASIS OF INVESTMENTS:

At September 30, 1995, the cost of investments for federal income tax purposes was $3,180,254. Accumulated net unrealized appreciation on investments was $29,158, consisting of gross unrealized appreciation and depreciation of $73,877 and $44,719, respectively.

C.   INVESTMENT PURCHASES AND SALES:

For the period from July 12, 1995 (Commencement of Operations) through September 30, 1995, the cost of investments purchased and the proceeds from investments sold (excluding options and short-term investments) were $3,512,589 and $422,852, respectively.

D.   OPTIONS:

At September 30, 1995, 0.3% of the Fund's net assets consisted of premiums paid for the purchase of S&P 500 Index put options to hedge portfolio long investments against adverse price fluctuations. The risk associated with the purchase of these put options is limited to the premium originally paid. The premium paid for the purchase of these options is included in the Fund's "Statement of Net Assets" as an investment and is subsequently marked-to-market daily to reflect the market value of the options.

E.   FOREIGN SECURITIES:

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, reevaluation of currencies, adverse political, social and economic developments and less reliable information about issuers. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets. The Fund intends to invest no more than 40% of its total assets exclusively in one foreign country. At September 30, 1995, the Fund had investments worth no more than 15% of its total assets in any one foreign country.

                                                   ROBERTSON, STEPHENS & COMPANY

ADMINISTRATION         THE ROBERTSON STEPHENS MUTUAL FUNDS


OFFICERS AND TRUSTEES
G. Randy Hecht
President, Chief Executive Officer

Terry R. Otton
Chief Financial Officer

Leonard B. Auerbach, Trustee
Daniel R. Cooney, Trustee
James K. Peterson, Trustee
John P. Rohal, Trustee
Robert A. Zidar, Secretary

INVESTMENT ADVISER
Robertson, Stephens Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

AUDITORS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Partners Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published November 21, 1995


In addition to THE PARTNERS FUND, Robertson Stephens offers the following mutual funds:

THE CONTRARIAN FUND
A DEFENSIVE POSITION IN TODAY'S VOLATILE MARKET -- Invests in attractively priced, growing companies worldwide that are out of favor or have never been discovered by institutional investors. Adheres to an independent, aggressive, and flexible investment strategy. The Fund may engage in short sales and invests in companies of all sizes. Managed by Paul Stephens.

THE DEVELOPING COUNTRIES FUND
A PORTFOLIO OF GROWING COMPANIES IN EMERGING MARKETS -- Invests in publicly traded equities of developing countries. The no-load Fund may engage in short sales and/or invest in private placement emerging market equity securities. Managed by Michael Hoffman.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED INDUSTRIES -- Invests primarily in common stocks of emerging growth companies (predominantly technology, specialty retailing and health care) with above average growth potential. No load. Managed by Bob Czepiel.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES -- Invests in companies worldwide that are low-priced (stock prices no greater than $10 per share), have future growth potential, but are under appreciated by other investors. No load. Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON ATTRACTIVE HARD ASSET COMPANIES -- Invests in equities of companies engaged in the discovery, development, production, or distribution of natural resources, such as energy, metals and forest products. No load. Managed by Andy Pilara, Jr.

THE GROWTH & INCOME FUND
SEEKING HIGH GROWTH WHILE MODERATING RISK -- Invests in equity and debt securities, with an emphasis on small and mid-cap companies with growth potential and/or current income. No load. Managed by John Wallace.

THE INFORMATION AGE FUND
FOCUSING ON INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR -- Invests in a wide-range of technology companies with strong fundamentals, market advantage and growth potential, including computer hardware and software, telecommunications, multimedia, and financial services. No load. Managed by Ron Elijah.

THE VALUE+GROWTH FUND
A GROWTH FUND FOR VALUE CONSCIOUS INVESTORS -- Invests in mid-cap growth companies with favorable price/earnings ratios, in sectors with the potential for above average growth. Ability to short sell. No load. Managed by Ron Elijah.


For more information, including management fees, expenses and special risks associated with short selling or with international investing, call Robertson, Stephens & Company, L.P., distributor, for a prospectus. Read it carefully before you invest.

ROBERTSON STEPHENS MUTUAL FUNDS

555 CALIFORNIA STREET, SUITE 2600
SAN FRANCISCO, CALIFORNIA 94104


FUND INFORMATION


ROBERTSON STEPHENS INVESTOR SERVICES

- Knowledgeable mutual fund representatives ready to answer your investment questions.

- Automated access to daily net asset values and the portfolio managers' hotline 24 hours a day.

     1-800-766-3863


ROBERTSON STEPHENS ACCOUNTLINK

Automated account information is available 24 hours a day through Robertson Stephens AccountLink.

1-800-624-8025